Filed Pursuant to Rule 497

Securities Act File No. 033-06790

Investment Company Act File No. 811-04719

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Mighty Mites Fund (“Mighty Mites Fund”)

TETON Westwood SmallCap Equity Fund (“SmallCap Equity Fund”)

TETON Convertible Securities Fund (“Convertible Securities Fund”)

Supplement dated February 27, 2017, to the Mighty Mites Fund, SmallCap Equity Fund, and Convertible Securities Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information for Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares dated January 27, 2017

With respect to the Mighty Mites Fund, at the joint special meeting of shareholders held on February 24, 2017, shareholders of the Mighty Mites Fund approved the sub-advisory agreement among the Trust, on behalf of the Mighty Mites Fund, Teton Advisors, Inc. (“Teton Advisors”) and Gabelli Funds, LLC (“Gabelli Funds”). Effective March 1, 2017, Teton Advisors will continue to serve as the investment adviser to the Fund and Gabelli Funds will serve as the sub-adviser to the Fund. Accordingly, corresponding changes are made in the applicable sections of the Summary Prospectus, the Prospectus, and the Statement of Additional Information (“SAI”). The portfolio management team of the fund remains the same.

With respect to the SmallCap Equity Fund, effective as of March 1, 2017, Teton Advisors is reducing the expense cap for Class AAA shares, Class A shares, Class C and Class I shares to 1.25%, 1.50%, 2.00%, and 1.00%, respectively. Each instance where the expense caps of the SmallCap Equity Fund is listed in the Summary Prospectus, the Prospectus, and the SAI, should be replaced with the above values.

The “Fees and Expenses of the SmallCap Equity Fund” section beginning on page 1 of the Summary Prospectus and beginning on page 8 of the Prospectus should be replaced with the following:

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.50%	1.00%	None
Other Expenses	0.54%	0.54%	0.54%	0.54%

Total Annual Fund Operating Expenses	1.79%	2.04%	2.54%	1.54%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.54)%	(0.54)%	(0.54)%	(0.54)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.25%	1.50%	2.00%	1.00%

Filed Pursuant to Rule 497

Securities Act File No. 033-06790

Investment Company Act File No. 811-04719

(1)	Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the SmallCap Equity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.25% for Class AAA shares, 1.50% for Class A shares, 2.00% for Class C shares, and 1.00% for Class I shares. Under this same arrangement, the SmallCap Equity Fund has also agreed, during the two-year period following the year of any such waiver and/or reimbursement by the Adviser, to repay such amount, but only to the extent such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.25%, 1.50%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively, after having giving effect to the repayments. The fee waiver and/or expense reimbursement arrangement will continue until at least January 31, 2018, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the SmallCap Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the SmallCap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the SmallCap Equity Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$127	$511	$919	$2,061
Class A Shares	$547	$964	$1,407	$2,633
Class C Shares	$303	$739	$1,302	$2,835
Class I Shares	$102	$433	$788	$1,789

You would pay the following expenses if you did not redeem your shares of the SmallCap Equity Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$127	$511	$919	$2,601
Class A Shares	$547	$964	$1,407	$2,633
Class C Shares	$203	$739	$1,302	$2,835
Class I Shares	$102	$433	$788	$1,789

With respect to the Convertible Securities Fund, effective March 1, 2017, Class C shares will be reopened and will be available for new purchases. As a result, corresponding changes are hereby made to other sections of the summary prospectus, the statutory prospectus, and the SAI.

The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions.

Filed Pursuant to Rule 497

Securities Act File No. 033-06790

Investment Company Act File No. 811-04719

Please retain this Supplement for reference.